As filed with the Securities and Exchange Commission on May 26, 2006

Registration No. 333-134190

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

Form S-1

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

SunPower Corporation

(Exact name of registrant as specified in its charter)

Delaware	3674	94-3008969
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3939 North First Street

San Jose, California 95134

(408) 240-5500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Thomas H. Werner

Chief Executive Officer

SunPower Corporation

3939 North First Street

San Jose, California 95134

(408) 240-5500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Robert T. Clarkson, Esq. R. Todd Johnson, Esq. Stephen E. Gillette, Esq. Jones Day 2882 Sand Hill Road, Suite, 240 Menlo Park, California 94025 (650) 739-3939	Larry W. Sonsini, Esq. Matthew W. Sonsini, Esq. Wilson, Sonsini, Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, California 94304 (650) 493-9300	Thomas J. Ivey, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 525 University Avenue, Suite 1100 Palo Alto, California 94301 (650) 470-4500

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This amendment is for the sole purpose of correcting errors in the listings of exhibits to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution

The following table sets forth the various expenses expected to be incurred by the Registrant in connection with the sale and distribution of the securities being registered hereby, other than underwriting discounts and commissions. All amounts are estimated except the Securities and Exchange Commission registration fee, the National Association of Securities Dealers, Inc. filing fee and The Nasdaq National Market listing fee.

Securities and Exchange Commission and registration fee	$30,000
National Association of Securities Dealers, Inc. filing fee	30,000
Blue Sky fees and expenses	10,000
Accounting fees and expenses	250,000
Legal fees and expenses	350,000
Printing and engraving fees	150,000
Registrar and Transfer Agent’s fees	10,000
Miscellaneous fees and expenses	20,000

Total	$850,000

Item 14. Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law provides for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the “Act”). Article VIII of the Registrant’s Amended and Restated Certificate of Incorporation (Exhibit 3.1 hereto) and Article 6 of the Registrant’s Restated Bylaws (Exhibit 3.2 hereto) provide for indemnification of the Registrant’s directors, officers, employees and other agents to the extent and under the circumstances permitted by the Delaware General Corporation Law. The Registrant also intends to enter into agreements with its directors and officers that will require the Registrant, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers to the fullest extent allowed. The Underwriting Agreement (Exhibit 1.1) provides for indemnification by the underwriters of the Registrant, its directors and officers, and by the Registrant of the underwriters, for certain liabilities, including liabilities arising under the Act and affords certain rights of contribution with respect thereto.

Item 15. Recent Sales of Unregistered Securities

From January 1, 2002 to May 15, 2006, the Registrant has issued and sold an aggregate of 423,036 shares of common stock to directors, officers, employees, former employees, consultants and vendors at prices ranging from $0.30 to $3.30 per share, for aggregate cash consideration of approximately $221,578.

Between September 2001 and June 2002 the Registrant issued an aggregate of 23,902 shares of common stock in exchange for an aggregate of $2,868 from the exercise of warrants.

In November 2004, immediately prior to and conditioned upon its merger with Cypress, the Registrant issued an aggregate of 631,721 shares of common stock in exchange for $75,806 from the exercises of warrants.

In November 2004, immediately prior to and conditioned upon its merger with Cypress, the Registrant issued an aggregate of 1,671,064 shares of common stock upon conversion of $1.95 million of promissory notes.

In November 2004, immediately prior to and conditioned upon its merger with Cypress, the Registrant issued a total of 696,519 shares of common stock upon conversion of outstanding shares of series one preferred stock.

The Registrant has issued Cypress promissory notes in the aggregate amount of $6.1 million during 2003.

The Registrant has issued various promissory notes to Cypress under a May 2004 note purchase and line of credit agreement in the aggregate principal amount of $29,190,862.

From March 2003 to June 2005, the Registrant issued a combination of demand and promissory notes to Cypress in the aggregate principal amount of $36,500,000.

From March 18, 2004 to October 18, 2004, the Registrant issued warrants to purchase 3,821,429 shares of class A common stock to Cypress with exercise prices of $0.14 per share, in connection with certain loans.

On January 18, 2005, as contemplated by the merger with Cypress, the Registrant issued and sold 32,000,000 shares of series two convertible preferred stock to Cypress at $0.50 per share for aggregate consideration of $16,000,000, all of which will be converted into 16,000,000 shares of class B common stock in connection with this offering.

On March 17, 2005, the Registrant issued and sold 17,575,757 shares of class A common stock to Cypress at $3.30 per share for aggregate consideration of $58,000,000 consisting of debt and accounts payables cancellation, and cash.

On July 18, 2005, the Registrant issued and sold 12,000,000 shares of class A common stock to Cypress at $7.00 per share for aggregate consideration of $84,000,000 consisting of debt and accounts payables cancellation, cash, and warrant forfeitures.

On September 30, 2005, the Registrant issued 29,575,757 shares of class B common stock in exchange for 29,575,757 shares of class A common stock pursuant to the terms of an exchange agreement.

The sales of the above securities were deemed to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act, or Regulation D promulgated thereunder, or Rule 701 promulgated under Section 3(b) of the Securities Act, as transactions by an issuer not involving a public offering or transactions pursuant to compensatory benefit plans and contracts relating to compensation as provided under Rule 701. The recipients of securities in each of these transactions represented their intention to acquire the securities for investment only and not with view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the share certificates and instruments issued in such transactions. All recipients had adequate access, through their relationship with the Registrant, to information about the Registrant.

Item 16. Exhibits and Financial Statement Schedules

(a) Exhibits.

Exhibit Number	Description
1.1**	Form of Underwriting Agreement (previously filed as Exhibit 1.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)
3.1**	Form of Restated Certificate of Incorporation of the Registrant (previously filed as Exhibit 3.(i)2 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on November 15, 2005)
3.2**	Form of Amended and Restated Bylaws of the Registrant (previously filed as Exhibit 3.(ii)2 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
4.1**	Specimen Class A Common Stock Certificate (previously filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
5.1**	Opinion of Jones Day (previously filed as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)
10.1**	Form of Indemnification Agreement between the Registrant and its officers and directors (previously filed as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.2**	1988 Incentive Stock Plan and form of agreements thereunder (previously filed as Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)

Exhibit Number	Description
10.3**	1996 Stock Plan and form of agreements thereunder (previously filed as Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.4**	Form of 2005 Stock Incentive Plan and form of agreements thereunder (previously filed as Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.5**	Industrial Lease, dated March 28, 2000, between the Registrant and The Irvine Company (previously filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.6**	First Amendment, dated January 20, 2005, to Lease, dated March 28, 2000, between the Registrant and The Irvine Company (previously filed as Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.7**	Contract of Lease, dated January 1, 2003, between SunPower Philippines Manufacturing Limited-Phil. Branch and Cypress Manufacturing Ltd.-Phil. Branch (previously filed as Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.8**	Offer Letter dated May 22, 2003 between the Registrant and Thomas H. Werner (previously filed as Exhibit 10.8 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.9**	Offer Letter dated January 14, 2005, between the Registrant and PM Pai (previously filed as Exhibit 10.9 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.10**	Offer Letter dated April 1, 2005, between the Registrant and Emmanuel Hernandez (previously filed as Exhibit 10.10 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.11**	Offer Letter dated January 1, 1990, between Registrant and Dr. Richard Swanson (previously filed as Exhibit 10.11 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.12**	Master Separation Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.12 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.13**	Indemnification and Insurance Matters Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.13 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.14**	Investor Rights Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.14 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.15**	Employee Matters Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.15 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.16**	Tax Sharing Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.16 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.17**	Master Transition Services Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.17 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.18**	Wafer Manufacturing Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.18 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.19**	Contract of Lease dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.19 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)

Exhibit Number	Description
10.20**	Note Purchase and Line of Credit Agreement dated May 30, 2002, held by Cypress Semiconductor Corporation (previously filed as Exhibit 10.21 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.21**	Amendment No. 1 to Note Purchase and Line of Credit Agreement dated May 25, 2004 (previously filed as Exhibit 10.22 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.22†**	Supply Agreement, dated August 23, 2005, between the Registrant and Wacker-Chemie GmbH (previously filed as Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.23†**	Amended and Restated Supply Agreement, made as of April 14, 2005, revised as of November 10, 2005, between the Registrant and Solon AG fur Solartechnik (previously filed as Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on November 14, 2005)
10.24†**	Supply Agreement, dated April 17, 2004, between the Registrant and Conergy AG, and Appendixes thereto (previously filed as Exhibit 10.24 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.25†**	SunPower Philippines Manufacturing Ltd. Terms and Conditions with M. Setek Co., Ltd. (previously filed as Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 31, 2005)
10.26**	Services agreement dated January 1, 2005 by and between Cypress Semiconductor Philippines Headquarters Ltd. Regional Operating Headquarters and SunPower Philippines Manufacturing Limited (previously filed as Exhibit 10.26 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 31, 2005)
10.27**	Asset Lease dated October 28, 2005 by and between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.27 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 31, 2005)
10.28**	SunPower Corporation 2005 Stock Unit Plan (previously filed as Exhibit 10.28 to the Registrant’s Registration Statement on Form S-1/A filed with the Commission on October 31, 2005)
10.29**	SunPower 2006 Key Employee Bonus Plan (previously filed as Exhibit 10.29 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)
10.30**	Credit Agreement dated December 2, 2005 among the Registrant, the several banks and other financial institutions or entities from time to time parties thereto and Credit Suisse, Cayman Islands Branch, as administrative agent (previously filed as Exhibit 10.30 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)
10.31**	Guarantee and Collateral Agreement dated December 2, 2005 among the Registrant, the other grantors referred to therein and Credit Suisse, Cayman Islands Branch, as administrative agent (previously filed as Exhibit 10.30 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)
10.32†**	Amendment to the Supply Agreement between the Registrant and Conergy AG on December 22, 2005, which amended the Supply Agreement between such parties dated April 17, 2004 (previously filed as Exhibit 10.31 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)
10.33**†	Photovoltaic Module Master Supply Agreement between the Registrant and PowerLight Corporation, PowerLight Systems, AG, and their respective subsidiaries and Affiliates dated September 27, 2005 (previously filed as Exhibit 10.32 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)
10.34**†	Supply Agreement between the Registrant and Siltronic AG dated March 8, 2006 (previously filed as Exhibit 10.34 to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on May 16, 2006)

Exhibit Number	Description
10.35**†	Terms and Conditions between SunPower Philippines Manufacturing Ltd. and M.Setek Company Ltd. dated January 1, 2005 (previously filed as Exhibit 10.35 to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on May 16, 2006)
10.36**	Office Lease Agreement, dated May 15, 2006 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.36 to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on May 16, 2006)
21.1**	List of Subsidiaries (previously filed as Exhibit 21.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
23.1**	Consent of Independent Registered Public Accounting Firm (previously filed as Exhibit 23.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)
23.2**	Consent of Jones Day (included in Exhibit 5.1) (previously filed as Exhibit 23.2 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)
24.1**	Power of Attorney (previously filed as Exhibit 24.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)

*	Filed herewith.
**	Previously filed.
†	Confidential treatment has been requested for portions of this exhibit.

(b) Financial Statement Schedule

Schedules have been omitted because they are not applicable, not required or the information required to be set forth therein is included in the consolidated financial statement or notes thereto.

Item 17. Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes that:

(1)  For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)  For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on the 26th day of May, 2006.

SUNPOWER CORPORATION

By	/S/ THOMAS H. WERNER
Thomas H. Werner
Chief Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS H. WERNER Thomas H. Werner	Chief Executive Officer (Principal Executive Officer) and Director	May 26, 2006

/S/ EMMANUEL T. HERNANDEZ Emmanuel T. Hernandez	Chief Financial Officer (Principal Financial and Accounting Officer)	May 26, 2006

* T. J. Rodgers	Chairman of the Board	May 26, 2006

* W. Steve Albrecht	Director	May 26, 2006

* Betsy S. Atkins	Director	May 26, 2006

* Patrick Wood	Director	May 26, 2006

*	The undersigned by signing his name hereunto has hereby signed this Amendment No. 1 to this Registration Statement on behalf of the above-named officers and directors on May 26, 2006, pursuant to a power of attorney exercised on behalf of each such officer and director and filed as Exhibit 24.1 to the Registrant’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 17, 2006.

By:	/S/ EMMANUEL T. HERNANDEZ
Emmanuel T. Hernandez Attorney-in-Fact

Exhibit Index

Exhibit Number	Description
1.1**	Form of Underwriting Agreement (previously filed as Exhibit 1.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)
3.1**	Form of Restated Certificate of Incorporation of the Registrant (previously filed as Exhibit 3.(i)2 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on November 15, 2005)
3.2**	Form of Amended and Restated Bylaws of the Registrant (previously filed as Exhibit 3.(ii)2 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
4.1**	Specimen Class A Common Stock Certificate (previously filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
5.1**	Opinion of Jones Day (previously filed as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)
10.1**	Form of Indemnification Agreement between the Registrant and its officers and directors (previously filed as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.2**	1988 Incentive Stock Plan and form of agreements thereunder (previously filed as Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.3**	1996 Stock Plan and form of agreements thereunder (previously filed as Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.4**	Form of 2005 Stock Incentive Plan and form of agreements thereunder (previously filed as Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.5**	Industrial Lease, dated March 28, 2000, between the Registrant and The Irvine Company (previously filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.6**	First Amendment, dated January 20, 2005, to Lease, dated March 28, 2000, between the Registrant and The Irvine Company (previously filed as Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.7**	Contract of Lease, dated January 1, 2003, between SunPower Philippines Manufacturing Limited-Phil. Branch and Cypress Manufacturing Ltd.-Phil. Branch (previously filed as Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.8**	Offer Letter dated May 22, 2003 between the Registrant and Thomas H. Werner (previously filed as Exhibit 10.8 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.9**	Offer Letter dated January 14, 2005, between the Registrant and PM Pai (previously filed as Exhibit 10.9 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.10**	Offer Letter dated April 1, 2005, between the Registrant and Emmanuel Hernandez (previously filed as Exhibit 10.10 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.11**	Offer Letter dated January 1, 1990, between Registrant and Dr. Richard Swanson (previously filed as Exhibit 10.11 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.12**	Master Separation Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.12 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.13**	Indemnification and Insurance Matters Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.13 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.14**	Investor Rights Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.14 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)

1

Exhibit Number	Description
10.15**	Employee Matters Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.15 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.16**	Tax Sharing Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.16 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.17**	Master Transition Services Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.17 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.18**	Wafer Manufacturing Agreement dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.18 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.19**	Contract of Lease dated October 6, 2005 between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.19 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 11, 2005)
10.20**	Note Purchase and Line of Credit Agreement dated May 30, 2002, held by Cypress Semiconductor Corporation (previously filed as Exhibit 10.21 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.21**	Amendment No. 1 to Note Purchase and Line of Credit Agreement dated May 25, 2004 (previously filed as Exhibit 10.22 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.22†**	Supply Agreement, dated August 23, 2005, between the Registrant and Wacker-Chemie GmbH (previously filed as Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.23†**	Amended and Restated Supply Agreement, made as of April 14, 2005, revised as of November 10, 2005, between the Registrant and Solon AG fur Solartechnik (previously filed as Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on November 14, 2005)
10.24†**	Supply Agreement, dated April 17, 2004, between the Registrant and Conergy AG, and Appendixes thereto (previously filed as Exhibit 10.24 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
10.25†**	SunPower Philippines Manufacturing Ltd. Terms and Conditions with M. Setek Co., Ltd. (previously filed as Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 31, 2005)
10.26**	Services agreement dated January 1, 2005 by and between Cypress Semiconductor Philippines Headquarters Ltd. Regional Operating Headquarters and SunPower Philippines Manufacturing Limited (previously filed as Exhibit 10.26 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 31, 2005)
10.27**	Asset Lease dated October 28, 2005 by and between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.27 to the Registrant’s Registration Statement on Form S-1/A filed with the SEC on October 31, 2005)
10.28**	SunPower Corporation 2005 Stock Unit Plan (previously filed as Exhibit 10.28 to the Registrant’s Registration Statement on Form S-1/A filed with the Commission on October 31, 2005)
10.29**	SunPower 2006 Key Employee Bonus Plan (previously filed as Exhibit 10.29 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)
10.30**	Credit Agreement dated December 2, 2005 among the Registrant, the several banks and other financial institutions or entities from time to time parties thereto and Credit Suisse, Cayman Islands Branch, as administrative agent (previously filed as Exhibit 10.30 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)

2

Exhibit Number	Description
10.31**	Guarantee and Collateral Agreement dated December 2, 2005 among the Registrant, the other grantors referred to therein and Credit Suisse, Cayman Islands Branch, as administrative agent (previously filed as Exhibit 10.30 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)
10.32†**	Amendment to the Supply Agreement between the Registrant and Conergy AG on December 22, 2005, which amended the Supply Agreement between such parties dated April 17, 2004 (previously filed as Exhibit 10.31 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)
10.33**†	Photovoltaic Module Master Supply Agreement between the Registrant and PowerLight Corporation, PowerLight Systems, AG, and their respective subsidiaries and Affiliates dated September 27, 2005 (previously filed as Exhibit 10.32 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 24, 2006)
10.34**†	Supply Agreement between the Registrant and Siltronic AG dated March 8, 2006 (previously filed as Exhibit 10.34 to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on May 16, 2006)
10.35**†	Terms and Conditions between SunPower Philippines Manufacturing Ltd. and M.Setek Company Ltd. dated January 1, 2005 (previously filed as Exhibit 10.35 to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on May 16, 2006)
10.36**	Office Lease Agreement, dated May 15, 2006, between the Registrant and Cypress Semiconductor Corporation (previously filed as Exhibit 10.36 to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on May 16, 2006)
21.1**	List of Subsidiaries (previously filed as Exhibit 21.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on August 25, 2005)
23.1**	Consent of Independent Registered Public Accounting Firm (previously filed as Exhibit 23.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)
23.2**	Consent of Jones Day (included in Exhibit 5.1) (previously filed as Exhibit 23.2 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)
24.1**	Power of Attorney (previously filed as Exhibit 24.1 to the Registrant’s Registration Statement on Form S-1 filed with the SEC on May 17, 2006)

*	Filed herewith.

**	Previously filed.

†	Confidential treatment has been requested for portions of this exhibit.

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